UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

September 8, 2014

Date of Report (date of earliest event reported)

EAST WEST BANCORP, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-24939

Delaware	95-4703316
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

135 N Los Robles Ave., 7th Floor, Pasadena, California 91101

(Address of principal executive offices including zip code)

(626) 768-6000

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

☐                                                                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐                                                                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐                                                                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐                                                                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-(c))

East West Bancorp, Inc.

Current Report of Form 8-K

Item 8.01 Other Events

On September 8, 2014, a jury in the case titled “F&F, LLC and 618 Investment, Inc. v. East West Bank,” Superior Court of the State of California for the County of Los Angeles, Case No. BC462714, delivered a verdict awarding F&F, LLC, damages of $38,914,610, of which $16,914,610 were compensatory and $22,000,000 were punitive damages, against East West Bank, which is a subsidiary of East West Bancorp.  The jury’s verdict is subject to further legal proceedings and an appeal will be considered.  A subsequent motion for attorney's fees from the plaintiff is also expected to be filed with the court.  Any amounts ultimately payable at the conclusion of the litigation are expected to be reduced by $5 million of damages previously paid to the plaintiff by a third party in related litigation not against East West Bank.

F&F, LLC is the borrower on a construction loan made by East West Bank.  618 Investments, Inc. was a tenant in the property and a guarantor of the loan.

Because this case has not been concluded, East West Bancorp intends to observe its policy of not commenting on pending litigation.

Forward-Looking Statements

Certain matters set forth herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to East West Bancorp, Inc.’s current business plans and expectations regarding future operating results. Forward looking statements may include, but are not limited to, the use of forward-looking language, such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases, such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs, such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, the factors set forth in East West Bancorp, Inc.’s public reports including its Annual Report on Form 10-K for the year ended December 31, 2013, and particularly the discussion of risk factors within that document. If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, East West’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. East West assumes no obligation to update such forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2014

EAST WEST BANCORP, INC.

	By:	/s/ Douglas P. Krause
Douglas P. Krause, Esq.
Executive Vice President and
General Counsel